                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549




                                --------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                --------------

        Date of Report (Date of earliest event reported):  May 27, 1995


                            SPRINGS INDUSTRIES, INC.

               (Exact name of registrant as specified in charter)


South Carolina                     1-5315                  57-0252730

(State or other                 (Commission               (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)


205 North White Street, Fort Mill, SC                            29715
(Address of principal executive offices)                      (Zip Code)


                                 (803) 547-1500
              (Registrant's telephone number, including area code)


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Item 2.  Acquisition or Disposition of Assets

          On May 27, 1995, Dundee Acquisition Corp., a Georgia corporation ("Subcorp"), which was a wholly-owned subsidiary of Springs Industries, Inc., a South Carolina corporation ("Springs"), was merged with and into Dundee Mills, Incorporated, a Georgia corporation ("Dundee"), with Dundee surviving as a wholly owned subsidiary of Springs. The merger is hereinafter referred to as the "Merger." Dundee is a leading manufacturer of towels, infant and toddler bedding, knitted infant apparel and healthcare products.

          The Merger was consummated in accordance with the Agreement and Plan of Merger dated February 6, 1995, as amended on March 7, 1995 (the "Merger Agreement"), entered into between Springs, Subcorp and Dundee. A copy of the Merger Agreement is attached as Exhibit 2 hereto and is incorporated by reference herein. The terms of the Merger are summarized in pages 1 through 49 of the joint Proxy Statement and Prospectus dated April 26, 1995 (the "Proxy Statement and Prospectus"), a copy of which is attached as Exhibit 20.1 hereto and is incorporated herein by reference. Both the Merger Agreement and the Proxy Statement and Prospectus were filed with the Securities and Exchange Commission on April 27, 1995 pursuant to Rule 424(b)(3) of the Securities Act of 1933. Capitalized terms used herein and not defined herein shall, unless otherwise indicated, have the respective meanings provided in the Merger Agreement and the Proxy Statement and Prospectus.

          Through the Merger, Springs acquired all of the capital stock of Dundee. The description of the Merger in the Proxy Statement and Prospectus includes the nature and the amount of consideration given, the principle followed in determining the amount of consideration, the identity of the persons from whom the capital stock was acquired, and the nature of any material relationships between such persons and Springs or any of its affiliates, any director or officer of Springs, or any associate of any such director or officer.

          Immediately prior to the Merger, there were 46,728 outstanding shares of common stock, par value $25.00, of Dundee ("Dundee Common Stock") held by approximately 300 record holders.

          Upon consummation of the Merger, each share of Dundee Common Stock was converted into the right to receive either $2,525.00 in cash or 65.58442 shares of Springs Class A Common Stock. Holders of approximately 8,338 shares of Dundee Common Stock will receive cash in the Merger and approximately 38,334 shares of Dundee Common Stock were converted into the right to receive Springs Class A Common Stock. Springs will issue approximately 2,514,113 shares of Springs Class A Common Stock and will pay an aggregate of approximately $21,179,700 in cash to acquire all of the outstanding Dundee Common Stock. Holders of six shares of Dundee Common Stock elected to seek appraisal rights under Georgia law ("Dissenting Shares"). The amount to be paid to the holders of Dissenting Shares has not yet been determined.

The Company has financed the cash portion of its acquisition of Dundee from funds made available under a term loan agreement dated as of March 31, 1995, among Springs, Wachovia Bank of North Carolina, N.A., and Wachovia Bank of Georgia, N.A., as agent.

Item 7.  Financial Statements and Exhibits.


          (a)  Financial Statements of Business Acquired

               The financial statements of Dundee filed herewith are listed in the Index to Financial Statements which appears below. These Financial Statements, the related Notes to the Financial Statements and, where applicable, the Report of Independent Auditors are set forth on pages F-8 through F-23 of the Proxy Statement and Prospectus, copies of which are attached as
               Exhibit 20.2 and incorporated herein by reference.

               It is impracticable to include additional interim Condensed Financial Statements at this time since additional accounting and financial work are necessary before the information can be prepared. This information will be filed by August 11, 1995 in accordance with Item 7(a)(4) of Form 8-K.

               INDEX TO FINANCIAL STATEMENTS

               Description of the Financial Statements                 Proxy Statement
               ---------------------------------------                 and Prospectus
                                                                             Page
                                                                             ----
               Audited Financials:

               Balance Sheets as of August 31, 1993,                        F-9
               and 1994

               For the Years Ended August 31, 1992, 1993, and 1994:

                    Statements of Operations                                F-11

                    Statements of Cash Flows                                F-12

                    Statements of Stockholders' Equity                      F-10

                    Notes to Financial Statements                           F-13 through
                                                                            F-19

               REPORT OF INDEPENDENT AUDITORS                               F-8

               Unaudited Financials:

               Balance Sheets as of December  31, 1993,                     F-20
               and 1994 (Unaudited)

               For the Four Months Ended December 31, 1993, and 1994 (Unaudited):

                   Statements of Operation                                  F-21

                   Statements of Cash Flows                                 F-22

               Notes to Financial Statements (Unaudited)                    F-23

          (b)      Pro Forma Financial Information

                   The pro forma financial data for the combined operations of Springs and Dundee filed herewith are listed in the Index to Pro Forma Financial Data which appears below. This Pro Forma Financial Data and the related Notes to Pro Forma Condensed Combined Financial Data (Unaudited) are attached as Exhibit 99 and incorporated herein by reference.


                   INDEX TO PRO FORMA FINANCIAL DATA

                   Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994

                   Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1994

                   Notes to Pro Forma Condensed Combined Financial Data


                   It is impracticable to include additional interim pro forma financial information at this time since additional accounting and financial work are necessary before the information can be prepared. This information will be filed by August 11, 1995 in accordance with Item 7(a)(4) of Form 8-K.

          (c)      Exhibits

                   Description of Exhibits
                   -----------------------
                   2.1       Agreement and Plan of Merger dated February 6, 1995, as amended on March 7, 1995, by and among Springs,
                             Subcorp and Dundee.

                   20.1      Pages 1 through 49 of the joint Proxy Statement and Prospectus of Springs and Dundee dated April 26,
                             1995.

                   20.2      Pages F-8 through F-23 of the joint Proxy Statement and Prospectus of Springs and Dundee dated April
                             26, 1995.

                   23.       Consent of Ernst & Young LLP

                   99.       Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 1994

                             Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1994

                             Notes to Pro Forma Condensed Combined Financial Data


                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, Springs has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SPRINGS INDUSTRIES, INC.

                                        By: /s/ James F. Zahrn
                                           -------------------------
                                           James F. Zahrn
                                           Senior Vice President and
                                             Chief Financial Officer

Dated:  June 12, 1995

                                EXHIBIT INDEX


Exhibit                                                                    Page
- -------                                                                    ----

  2.1     Agreement and Plan of Merger dated February 6, 1995, as           --
          amended on March 7, 1995, by and among Springs, Subcorp and Dundee.

 20.1     Pages 1 through 49 of the joint Proxy Statement and Prospectus    --
          of Springs and Dundee dated April 26, 1995.

 20.2     Pages F-8 through F-23 of the joint Proxy Statement and           --
          Prospectus of Springs and Dundee dated April 26, 1995.

 23.      Consent of Ernst & Young LLP                                      --

 99.      Unaudited Pro Forma Condensed Consolidated Balance Sheet          --
          as of December 31, 1994.

          Unaudited Pro Forma Condensed Combined Statement of Operations for the Year Ended December 31, 1994.

          Notes to Pro Forma Condensed Combined Financial Data.